                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                            --------------

                   John Millette, Vice President and Secretary
                           Scudder Value Series, Inc.
                             Two International Place
                                Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Contrarian Fund

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Contrarian Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	5.07%	-9.15%	2.83%	1.18%	10.18%
Class B	4.58%	-9.96%	1.93%	.30%	9.21%(a)
Class C	4.60%	-9.93%	1.93%	.31%	9.15%(a)
Russell 1000 Value Index+	5.40%	-7.86%	-2.14%	1.06%	10.78%
S&P 500 Index++	3.87%	-8.06%	-10.85%	-1.08%	9.93%

Scudder Contrarian Fund	6-Month++	1-Year	Life of Class**
Class I***	5.30%	-8.80%	2.93%
Russell 1000 Value Index+	5.40%	-7.86%	-2.14%
S&P 500 Index++	3.87%	-8.06%	-10.85%

++ Total returns shown for periods of less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 5/31/03	$ 17.82	$ 17.79	$ 17.79	$ 17.86
11/30/02	$ 17.09	$ 17.07	$ 17.07	$ 17.13
Distribution Information: Six Months: Income Dividends	$ .12	$ .06	$ .06	$ .16

Class A Lipper Rankings* - Large-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	121	of	394	31
3-Year	9	of	294	4
5-Year	48	of	213	23
10-Year	16	of	71	21

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Class A Morningstar Rankings* - Large Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	309	of	889	36
3-Year	46	of	637	8
5-Year	137	of	505	27
10-Year	39	of	174	22

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Contrarian Fund - Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,562	$10,247	$9,992	$24,852
	Average annual total return	-14.38%	.82%	-.02%	9.53%
Class B(c)	Growth of $10,000	$8,736	$10,390	$10,070	$24,136(a)
	Average annual total return	-12.64%	1.28%	.14%	9.21%(a)
Class C(c)	Growth of $10,000	$8,917	$10,483	$10,056	$23,760(a)
	Average annual total return	-10.83%	1.58%	.11%	9.04%(a)
Russell 1000 Value Index+	Growth of $10,000	$9,214	$9,372	$10,542	$27,841
	Average annual total return	-7.86%	-2.14%	1.06%	10.78%
S&P 500 Index++	Growth of $10,000	$9,194	$7,085	$9,473	$25,784
	Average annual total return	-8.06%	-10.85%	-1.08%	9.93%

Scudder Contrarian Fund		1-Year	Life of Class**
Class I***	Growth of $10,000	$9,120	$10,901
	Average annual total return	-8.80%	2.93%
Russell 1000 Value Index+	Growth of $10,000	$9,214	$9,372
	Average annual total return	-7.86%	-2.14%
S&P 500 Index++	Growth of $10,000	$9,194	$7,085
	Average annual total return	-8.06%	-10.85%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.
*** Class I shares are not subject to sales charge.
a Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the six-month period ended May 31, 2003.

Q: Will you provide an overview of market conditions during the period?

A: After a three-year downturn for the equity markets, nearly all areas of the stock market gained ground for the six-month period ended May 31, 2003. A confluence of events including a successful outcome in the war with Iraq, stronger corporate earnings, passage of a $350 billion tax stimulus program and improving investor psychology helped drive gains.

Value stocks continued to outperform growth stocks, but the disparity in returns of the two styles narrowed. Large value stocks, such as those in which the fund invests, as measured by the Russell 1000 Value Index, gained 5.40% for the six months ended May 31, 2003, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, gained 3.85% for the same period.

Q: How did Scudder Contrarian Fund perform?

A: For the six months ended May 31, 2003, Scudder Contrarian Fund Class A shares (unadjusted for sales charges) posted a cumulative total return of 5.07%. (Please see pages 4 through 7 for performance of other share classes.) This return was higher than the 4.09% average return of the Lipper Large Cap Value Funds category - a group of mutual funds that primarily invest in large-cap value stocks. The fund can also be compared with two benchmark indices - the Standard & Poor's 500 index (S&P 500), which gained 3.87% for the six-month period and the Russell 1000 Value Index (Russell 1000 Value), which gained 5.40% for the same period. The S&P 500 is generally representative of the US stock market and includes both value and growth stocks. The Russell 1000 Value Index is representative of large-cap value stocks - those with lower forecasted growth values than the overall market.

Q: What was behind the fund's performance?

A: The fund's performance was helped by a number of factors - the most important being consistency in our management style. We manage with a contrarian value philosophy and adhere to a disciplined investment process - never swaying to seek incremental gains from stocks that don't fit our criteria. This proved to be critical this period for two reasons.

It was a good operating environment for our contrarian approach, which favors quality companies with dividend yields1 above the market, relatively strong earnings growth and price-to-earnings ratios2 below the market. As investors remained risk-averse early in the period, they favored stocks with the highest dividend yields in hopes of finding some level of downside protection. Moreover, as investor sentiment improved later in the period, the market's advance was led by lower-P/E stocks. Our focus on these types of stocks helped performance relative to the S&P 500 and to the Russell 1000 Value.

1 A dividend yield is the stock dividend paid as a percentage of the stock's current market price.
2 A price-to-earnings ratio (P/E) is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

Second, our active management style was critical in the fund's outperforming the S&P 500 and our peers who work to closely mimic the index. The S&P 500 is a capitalization-weighted index. What that means is that a relatively small group of the largest companies in the index - in terms of market capitalization3 - have much more of an impact on the overall return than the stocks in the index with lower market caps. Generally, the largest companies tend to be "growth" stocks that don't reconcile well with our low-P/E investment discipline. Over the six-month period, a broader number of more "value-oriented" stocks in the index posted stronger returns than the largest companies in the S&P 500. Some fund managers work to keep their portfolios closely tied to weightings within the index in order to limit relative risk. We choose stocks based on our own research, however, and on our conviction in each stock's long-term growth potential and each stock's adherence to our contrarian value discipline. This active management style led to strong outperformance relative to the S&P 500 and many of our peers this period.

3 Market capitalization (market cap) represents the value of a corporation as determined by the market price of its issued and outstanding common stock. Market cap is often considered as an indication of how investors value a company's future prospects.

As we move into discussion of the performance of specific sectors and stocks, I'd like to compare our performance with that of the Russell 1000 Value - which is a true value index more comparable to the value orientation of this fund.

Q: Were there specific market sectors or stocks that contributed to performance?

A: Two groups added a great deal of value this six-month period.

1. Financials, which is the fund's largest sector position, was the most important contributor to fund performance both on an absolute basis and relative to the Russell 1000 Value. On May 31, 2003, financials represented 31.5% of the fund's market value, versus 34.2% of the Russell 1000 Value. Our strong participation in the group helped as financials in general performed well this period. Moreover, many of the fund's financial stocks posted exceptionally strong gains. These include J.P. Morgan Chase & Co., PNC Financial Services Group and Wachovia Corp. J.P. Morgan Chase & Co. is a stock we bought late last year at depressed prices due to poor revenues and concerns about losses in its loan portfolios. We had faith in the company and believed it was struggling with short-term issues. Over the course of the last six months, the stock rebounded significantly due to improving earnings across the company's business segments and successful cost-cutting programs. PNC Financial Services Group also posted better-than-expected earnings and has continued to employ a stock buyback program. Longtime holding Wachovia Corp. continued to post solid earnings by focusing on consumer deposit growth and by cutting operational costs.

2. Telecommunications was the poorest-performing market sector over the last six months, and our negligible exposure there was a tremendous help to the fund's performance relative to the benchmark. While telecommunications represented 6.7% of the Russell 1000 Value as of May 31, 2003, the fund held just a 1.4% position in these stocks. And for much of the period, we had no exposure at all to this area. Our decision to underweight the sector is a perfect example of the potential benefits of active management. The decline in telecom stocks over the past several years has reduced the valuations of some telecom stocks to what we believe is now below their fair market value. With that said, we're finding some telecom stocks that now reconcile with our investment criteria. For example, we recently added a small position in SBC Communications, Inc., which we believe is one of the higher-quality companies within the sector. Additionally, the stock pays an extremely attractive dividend yield.

Q: What areas hurt performance relative to the benchmark?

A: Utilities was the best-performing sector in the index, however the fund had no exposure to these stocks, which hurt relative performance. This is, of course, the potential downside of employing an active management technique. Utility stocks generally pay attractive dividends, and for that reason they were particularly popular this period. Investors bought utility stocks in anticipation of a cut in the dividend tax and to supplement income sources as yields on bonds continued to slide. Despite their high dividend yields and lower valuations, utility stocks typically don't meet our other investment criteria such as long-term earnings growth and, in our view, are less attractive on a risk/reward basis relative to other stocks in our universe.

The fund's retail stocks also hurt performance. The winter months were particularly difficult for retailers as poor weather and 24-hour coverage of the war kept people at home and out of the stores. Declining consumer confidence also hurt sales. However, we believe retailers will recover as the economy improves, employment rises and the recent tax-cut legislation takes effect. We own a variety of department store stocks including Sears, Roebuck & Co., Target Corp., Nordstrom, Inc., J.C. Penney Co. and The Limited, Inc. (As of May 31, 2003, positions in J.C. Penny Co. and The Limited, Inc. were sold.) We believe this group is well-diversified geographically, demographically and by product lines. We've also been looking for opportunities to add to this area on weakness.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	11/30/02

Common Stocks	91%	95%
Cash Equivalents	9%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	11/30/02

Financials	34%	31%
Health Care	13%	13%
Industrials	12%	13%
Energy	10%	11%
Information Technology	10%	13%
Consumer Discretionary	8%	6%
Materials	7%	8%
Consumer Staples	5%	5%
Telecommunication Services	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (26.7% of Portfolio)
1. J.P. Morgan Chase & Co. Provider of global financial services	3.5%
2. ExxonMobil Corp. Explorer and provider of oil and gas	2.8%
3. PNC Financial Services Group Provider of commercial banking services	2.8%
4. Bristol-Meyers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.7%
5. Sonoco Products Co. Manufacturer of tubes and cores for industrial use	2.7%
6. Wachovia Corp. Provider of financial services	2.6%
7. FleetBoston Financial Corp. Provider of commercial banking services	2.5%
8. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products	2.4%
9. Dow Chemical Co. Producer of chemicals	2.4%
10. Emerson Electric Co. Manufacturer of electrical and electronic products	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 91.3%
Consumer Discretionary 7.3%
Multiline Retail 5.7%
Federated Department Stores, Inc.*	29,000	942,500
J.C. Penny Co., Inc.	65,000	1,125,800
Nordstrom, Inc.	105,000	1,958,250
Sears, Roebuck & Co.	126,500	3,792,470
Target Corp.	75,400	2,761,902
		10,580,922
Textiles, Apparel & Luxury Goods 1.6%
The Limited, Inc.	200,000	3,052,000
Consumer Staples 4.3%
Food Products 3.6%
ConAgra Foods, Inc.	90,000	2,184,300
McDonald's Corp.	116,000	2,172,680
Sara Lee Corp.	128,300	2,337,626
		6,694,606
Household Products 0.7%
Kimberly-Clark Corp.	25,000	1,298,250
Energy 8.9%
Oil & Gas
BP PLC (ADR)	79,614	3,335,030
ChevronTexaco Corp.	55,400	3,930,076
ConocoPhillips	75,400	4,069,338
ExxonMobil Corp.	144,200	5,248,880
		16,583,324
Financials 31.5%
Banks 22.4%
AmSouth Bancorp.	155,000	3,459,600
Bank of America Corp.	47,900	3,554,180
BB&T Corp.	52,000	1,777,880
FleetBoston Financial Corp.	158,600	4,689,802
J.P. Morgan Chase & Co.	199,900	6,568,714
KeyCorp.	79,000	2,085,600
National City Corp.	88,200	2,982,924
PNC Financial Services Group	106,100	5,225,425
SunTrust Banks, Inc.	43,300	2,567,690
US Bancorp.	179,000	4,242,300
Wachovia Corp.	122,100	4,905,978
		42,060,093
Diversified Financials 7.1%
Citigroup, Inc.	89,200	3,658,984
Fannie Mae	53,500	3,959,000
Freddie Mac	62,600	3,744,106
Morgan Stanley	42,800	1,958,100
		13,320,190
Insurance 2.0%
Chubb Corp.	39,800	2,548,394
Jefferson-Pilot Corp.	27,000	1,139,130
		3,687,524
Health Care 11.5%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	178,900	4,533,326
Pharmaceuticals 9.1%
Abbott Laboratories	68,000	3,029,400
Bristol-Myers Squibb Co.	199,400	5,104,640
Merck & Co., Inc.	62,500	3,473,750
Pfizer, Inc.	74,000	2,295,480
Wyeth	72,300	3,170,355
		17,073,625
Industrials 11.0%
Aerospace & Defense 4.0%
Honeywell International, Inc.	133,400	3,495,080
Raytheon Co.	54,500	1,746,180
United Technologies Corp.	33,500	2,286,375
		7,527,635
Commercial Services & Supplies 2.1%
Automatic Data Processing, Inc.	77,000	2,687,300
Pitney Bowes, Inc.	32,400	1,244,484
		3,931,784
Electrical Equipment 2.3%
Emerson Electric Co.	83,000	4,340,900
Industrial Conglomerates 2.6%
General Electric Co.	77,100	2,212,770
Textron, Inc.	76,300	2,659,055
		4,871,825
Information Technology 8.7%
Communications Equipment 0.5%
QUALCOMM, Inc.	29,000	973,820
Computers & Peripherals 2.1%
EMC Corp.*	92,000	995,440
Hewlett-Packard Co.	102,763	2,003,879
International Business Machines Corp.	10,200	898,008
		3,897,327
Electronic Equipment & Instruments 2.9%
Diebold, Inc.	44,500	1,776,885
Waters Corp.*	131,900	3,740,684
		5,517,569
Semiconductor Equipment & Products 3.2%
Applied Materials, Inc.*	94,100	1,464,196
Intel Corp.	187,700	3,911,668
Texas Instruments, Inc.	28,000	574,000
		5,949,864
Materials 6.7%
Chemicals 2.4%
Dow Chemical Co.	141,800	4,509,240
Containers & Packaging 2.7%
Sonoco Products Co.	223,900	5,031,033
Metals & Mining 1.6%
Alcoa, Inc.*	123,000	3,027,030
Telecommunication Services 1.4%
Diversified Telecommunication Services
SBC Communications, Inc.	101,500	2,584,190
Total Common Stocks (Cost $164,237,880)		171,046,077

	Shares	Value ($)

Cash Equivalents 8.7%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $16,200,977)	16,200,977	16,200,977
Total Investment Portfolio - 100.0% (Cost $180,438,857) (a)		187,247,054

* Non-income producing security.
(a) The cost for federal income tax purposes was $181,657,139. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $5,589,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,831,654 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,241,739.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in unaffiliated securities, at value (cost $164,237,880)	$ 171,046,077
Investments in Scudder Cash Management QP Trust, at value (cost $16,200,977)	16,200,977
Receivable for investments sold	14,042
Dividends receivable	511,597
Receivable for Fund shares sold	167,071
Other assets	13,547
Total assets	187,953,311
Liabilities
Payable for investments purchased	1,670,474
Payable for Fund shares redeemed	225,018
Accrued management fee	106,038
Other accrued expenses and payables	129,359
Total liabilities	2,130,889
Net assets, at value	$ 185,822,422
Net Assets
Net assets consist of: Undistributed net investment income	599,055
Net unrealized appreciation (depreciation) on investments	6,808,197
Accumulated net realized gain (loss)	(45,436,404)
Paid-in capital	223,851,574
Net assets, at value	$ 185,822,422

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($111,337,281 / 6,249,412 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 17.82
Maximum offering price per share (100 / 94.25 of $17.82)	$ 18.91
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,667,346 / 2,622,987 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 17.79
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($13,686,958 / 769,167 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 17.79
Maximum offering price per share (100 / 99 of $17.79)	$ 17.97
Class I Net Asset Value, offering and redemption price per share ($14,130,837 / 791,218 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 17.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $7,593)	$ 2,469,586
Interest - Scudder Cash Management QP Trust	64,194
Total Income	2,533,780
Expenses: Management fee	653,861
Administrative fee	282,715
Distribution service fees	377,257
Directors' fees and expenses	7,200
Other	5,163
Total expenses before reductions	1,326,196
Expense reductions	(9)
Total expenses after expense reductions	1,326,187
Net investment income (loss)	1,207,593
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(10,649,620)
Net unrealized appreciation (depreciation) during the period on investments	16,548,767
Net gain (loss) on investment transactions	5,899,147
Net increase (decrease) in net assets resulting from operations	$ 7,106,740

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income (loss)	$ 1,207,593	$ 2,041,752
Net realized gain (loss) on investment transactions	(10,649,620)	(15,044,064)
Net unrealized appreciation (depreciation) on investment transactions during the period	16,548,767	(8,423,753)
Net increase (decrease) in net assets resulting from operations	7,106,740	(21,426,065)
Distributions to shareholders from: Net investment income: Class A	(796,175)	(1,483,719)
Class B	(156,839)	(172,526)
Class C	(42,742)	(43,302)
Class I	(114,226)	(54,845)
Fund share transactions: Proceeds from shares sold	38,218,318	67,777,238
Reinvestment of distributions	1,038,090	1,655,511
Cost of shares redeemed	(56,005,552)	(63,065,103)
Net increase (decrease) in net assets from Fund share transactions	(16,749,144)	6,367,646
Increase (decrease) in net assets	(10,752,386)	(16,812,811)
Net assets at beginning of period	196,574,808	213,387,619
Net assets at end of period (including undistributed net investment income of $599,055 and $501,444, respectively)	$ 185,822,422	$ 196,574,808

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$17.09	$ 19.05	$ 17.51	$ 19.75	$ 22.90	$ 21.13
Income (loss) from investment operations:
Net investment income (loss)	.13[b]	.23[b]	.19[b]	.30[b]	.34[b]	.28
Net realized and unrealized gain (loss) on investment transactions	.72	(1.98)	1.57	(.39)	(1.40)	3.48
Total from investment operations	.85	(1.75)	1.76	(.09)	(1.06)	3.76
Less distributions from: Net investment income	(.12)	(.21)	(.22)	(.35)	(.31)	(.27)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.12)	(.21)	(.22)	(2.15)	(2.09)	(1.99)
Net asset value, end of period	$ 17.82	$ 17.09	$ 19.05	$ 17.51	$ 19.75	$ 22.90
Total Return (%)[c]	5.07**	(9.25)	10.06	.54	(5.06)	19.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	127	130	113	173	152
Ratio of expenses before expense reductions (%)	1.28*	1.30	1.46	1.53[d]	1.41	1.37
Ratio of expenses after expense reductions (%)	1.28*	1.30	1.46	1.52[d]	1.40	1.37
Ratio of net investment income (loss) (%)	1.63*	1.26	1.04	1.85	1.53	1.36
Portfolio turnover rate (%)	69*	83	76	46	88	64
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 19.03	$ 17.47	$ 19.68	$ 22.82	$ 21.08
Income (loss) from investment operations:
Net investment income (loss)	.06[b]	.08[b]	.04[b]	.14[b]	.14[b]	.08
Net realized and unrealized gain (loss) on investment transactions	.72	(1.98)	1.57	(.36)	(1.38)	3.46
Total from investment operations	.78	(1.90)	1.61	(.22)	(1.24)	3.54
Less distributions from: Net investment income	(.06)	(.06)	(.05)	(.19)	(.12)	(.08)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.06)	(.06)	(.05)	(1.99)	(1.90)	(1.80)
Net asset value, end of period	$ 17.79	$ 17.07	$ 19.03	$ 17.47	$ 19.68	$ 22.82
Total Return (%)[c]	4.58**	(10.01)	9.21	(.29)	(5.90)	18.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	49	67	68	109	100
Ratio of expenses before expense reductions (%)	2.11*	2.12	2.27	2.53[d]	2.29	2.31
Ratio of expenses after expense reductions (%)	2.11*	2.12	2.27	2.53[d]	2.29	2.31
Ratio of net investment income (loss) (%)	.80*	.44	.23	.84	.64	.42
Portfolio turnover rate (%)	69*	83	76	46	88	64
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 19.02	$ 17.48	$ 19.68	$ 22.82	$ 21.06
Income (loss) from investment operations:
Net investment income (loss)	.07[b]	.09[b]	.03[b]	.15[b]	.12[b]	.05
Net realized and unrealized gain (loss) on investment transactions	.71	(1.98)	1.57	(.36)	(1.39)	3.47
Total from investment operations	.78	(1.89)	1.60	(.21)	(1.27)	3.52
Less distributions from: Net investment income	(.06)	(.06)	(.06)	(.19)	(.09)	(.04)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)	(1.72)
Total distributions	(.06)	(.06)	(.06)	(1.99)	(1.87)	(1.76)
Net asset value, end of period	$ 17.79	$ 17.07	$ 19.02	$ 17.48	$ 19.68	$ 22.82
Total Return (%)[c]	4.60**	(9.94)	9.10	(.18)	(6.01)	18.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	12	14	12	18	12
Ratio of expenses before expense reductions (%)	2.08*	2.09	2.32	2.48[d]	2.36	2.40
Ratio of expenses after expense reductions (%)	2.08*	2.09	2.32	2.47[d]	2.35	2.40
Ratio of net investment income (loss) (%)	.83*	.47	.18	.91	.58	.33
Portfolio turnover rate (%)	69*	83	76	46	88	64
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.13	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	.73	(1.99)	1.56	(.05)
Total from investment operations	.89	(1.68)	1.86	.43
Less distributions from: Net investment income	(.16)	(.29)	(.32)	(.21)
Net asset value, end of period	$ 17.86	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	5.30**	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	2	1
Ratio of expenses (%)	.86*	.85	.91	1.70*
Ratio of net investment income (loss) (%)	2.05*	1.71	1.59	6.19*
Portfolio turnover rate (%)	69*	83	76	46
[a] For the six months ended May 31, 2003 (Unaudited).
[b] For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Contrarian Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $29,152,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($19,249,000) and November 30, 2010 ($9,903,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $3,542,000 of net realized capital losses. These differences primarily relate to certain securities sold at a loss. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 509,374
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (29,152,000)
Net unrealized appreciation (depreciation) on investments	$ (11,833,524)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 1,754,392

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $57,214,596 and $76,582,986, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 170,722	$ 33,953
Class B	84,805	16,350
Class C	21,207	4,298
Class I	5,981	1,175
	$ 282,715	$ 55,776

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses for Class A, Class B, Class C and Class I at 1.50%, 1.50%, 1.50% and 1.00% of average daily net assets, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director, director counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 169,604	$ 29,034
Class C	45,442	8,504
	$ 215,046	$ 37,538

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 98,060	$ 14,527.19%
Class B	50,949	7,324.23%
Class C	13,202	2,621.22%
	$ 162,211	$ 24,472

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended May 31, 2003 aggregated $5,311 and $51, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2003, the CDSC for Class B and C shares aggregated $70,574 and $30, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2003, SDI received no payments.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $9 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,129,009	$ 18,216,896	2,351,689	$ 43,191,399
Class B	464,687	7,455,970	694,152	12,746,719
Class C	161,278	2,605,284	239,171	4,331,083
Class I	628,473	9,940,168	414,055	7,508,037
		$ 38,218,318		$ 67,777,238
Shares issued to shareholders in reinvestment of dividends
Class A	46,570	$ 741,736	78,385	$ 1,404,563
Class B	9,209	146,620	9,365	159,865
Class C	2,231	35,509	2,120	36,238
Class I	7,228	114,225	3,100	54,845
		$ 1,038,090		$ 1,655,511
Shares redeemed
Class A	(2,333,071)	$ (37,002,034)	(1,854,095)	$ (33,339,434)
Class B	(743,133)	(11,916,378)	(1,331,835)	(24,192,568)
Class C	(120,111)	(1,952,100)	(266,916)	(4,836,198)
Class I	(327,139)	(5,135,040)	(38,673)	(696,903)
		$ (56,005,552)		$ (63,065,103)
Net increase (decrease)
Class A	(1,157,492)	$ (18,043,402)	575,979	$ 11,256,528
Class B	(269,237)	(4,313,788)	(628,318)	(11,285,984)
Class C	43,398	688,693	(25,625)	(468,877)
Class I	308,562	4,919,353	378,482	6,865,979
		$ (16,749,144)		$ 6,367,646

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDCAX	KDCBX	KDCCX
CUSIP Number	81123U-105	81123U-402	81123U-501
Fund Number	086	286	386

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Contrarian Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Contrarian Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ---------------------------